VOYAGEUR FUNDS

Delaware U.S. Government Securities Fund
(the "Fund")

Supplement to the Statement of Additional Information
dated February 28, 2001

The following paragraph is added after the sixth full paragraph on page 19 under "Purchasing Shares", and before the "Written Redemption" heading on page 43 under "Redemption and Exchange":

Shareholders of Delaware U.S. Government Securities Fund's Class B and Class C shares, and, to the extent applicable, Class A shares, may redeem their shares without paying a CDSC because a shareholder meeting is scheduled to consider the Fund's merger into Delaware American Government Bond Fund. If the merger is not approved by the Fund's shareholders, management reserves the right to reinstate the CDSC.

This Supplement is dated May 2, 2001.